SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Main Street All Cap Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Magnus Krantz	Portfolio Manager	2019 (predecessor fund 2014)

Bryan Lassiter, CFA	Portfolio Manager	2026

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Magnus Krantz, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Krantz managed the predecessor fund since 2014 and was associated with OppenheimerFunds, a global asset management firm, since 2009.
▪
Bryan Lassiter, CFA, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2026. Prior to joining Invesco, Mr. Lassiter was a Portfolio Manager with Columbia Threadneedle Investments from 2021 to 2026 and a Senior Investment Analyst with LMCG Investments from 2011 to 2021.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
3. Joy Budzinski and Belinda Cavazos will no longer serve as Portfolio Managers of the Fund. All references to Ms. Budzinski and Ms. Cavazos in the Summary and Statutory Prospectuses and SAI are hereby removed.
O-MSA-SUMSTATSAI-SUP 093026